ANNUAL REPORT FOR 1996


Dear Shareholders,

Enclosed are the financial statements for the SCM Portfolio Fund for the 12-month period ending December 31, 1996. Also, enclosed is a graph which compares the Fund's performance to that of the S & P 500 Index from 1989, the year in which the Fund became effective. The Fund reports as of January 1, 1989, since its capitalization was growing while awaiting SEC notification of effectiveness, which occurred on March 8, 1989. The S & P 500 Index is a broad-based index which meets the SEC requirements for comparative purposes. While the Fund's adviser has a preference for investing totally in common stocks, the Fund makes no representation that it was fully invested in stocks for any period reported, as was the S & P 500 Index, or that the Fund ever will be fully invested in common stocks.

Recent SEC rules require that the person or persons associated with the Fund or investment adviser, SCM Associates, Inc., be disclosed with title(s) and that the Fund's performance be reviewed annually, indicating investment strategy and relating it to the Fund's objective and market conditions during the year.

Stephen C. McCutcheon has managed the portfolio of the Fund since its inception. He began managing client funds individually in 1986 with the founding of SCM Associates and registering the adviser with the SEC.

The Fund reports a 11.53 per cent total return for the year compared to the S & P 500's 22.98 per cent total return. Total return, of course, is the combined result of capital appreciation and distributions (dividends and capital gains) reinvested in shares of the Fund or comparative index. By way of another comparison, according to Lipper Analytical Services, as reported in the Wall Street Journal, the average balanced fund (stocks and bonds) gained
13.01 per cent. Of course, balanced funds and indexes are fully invested all the time.

The objective of the Fund is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal. The Fund follows a flexible investment policy and invests in common stocks, preferred stocks, bonds, and money market instruments in varying percentages, depending on the judgement of management as to the general market and economic conditions. Management seeks to avoid or reduce negative changes in the Fund's net asset value per share and seeks to provide a positive return even in a declining market.

The SCM Portfolio Fund was invested at the end of year, 50.23 per cent in common stocks; 1.75 per cent in preferred stocks; 5.28 per cent in U.S. Treasury Notes; and 42.74 per cent in cash equivalents. This is a conservative portfolio mix, and the cash position held our total return back during the year. However, the traditional indicators, such as price to earnings ratio and yield on S & P average were in record unacceptable territory, and Fund management was reluctant to commit more than 50 per cent to common stocks.

Nevertheless, interest rates continued to decline during most of the year and inflation appeared under control to investors, and these factors, plus the investment demands of baby boomers who are investing for retirement, negated the traditional indicators of over-value in stocks.

As interest rates continue to decline and inflation remains under control, Fund management will continue to buy stocks of companies which have prospects of growing earnings.

We will have a further update at the annual meeting on March 8th. Hope to see you then.


Sincerely,

Steve McCutcheon

February 6, 1997

Description of line graph comparing the change in value of $10,000 investment in SCM Portfolio Fund and the S & P 500 Index dating from 01/01/89 through 12/31/96.

On the vertical axis the range in dollar value is $0 to $30,000.

On the horizontal axis, the dates begin with 01/01/89, next 03/08/89 (SEC effectiveness date of the SCM Portfolio Fund), and thereafter each year ending date (12/31) through 12/31/96.

The plotted values are as follows:


Date                 S & P Index                   SCM Portfolio Fund

01-01-89               $10,000                       $10,000
03-08-89                10,193                        10,140
12-31-89                11,408                        10,690
12-31-90                11,013                        11,178
12-31-91                14,018                        12,272
12-31-92                15,463                        12,555
12-31-93                17,012                        13,380
12-31-94                17,239                        13,279
12-31-95                23,658                        15,153
12-31-96                29,312                        16,900


                                 SCM PORTFOLIO FUND, INC
                                   FINANCIAL STATEMENTS
                                    DECEMBER 31, 1996


                                    TABLE OF CONTENTS


                                                                  Page
Independent Auditor's Report                                       1

Statement of Assets and Liabilities                                2

Schedule of Investments                                            3-4

Statement of Operations                                            5

Statements of Changes in Net Assets                                6

Notes to Financial Statements                                      7-8

Supplementary Information

     Selected Per Share Data and Ratios                            10

     Auditor's Report on Internal Control Structure                11


                                    MCMULLAN AND COMPANY
                                Certified Public Accountants
                                 1355 Peachtree Street N E
                                          Suite 820
                                      Atlanta, GA 30309


                                INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
SCM Portfolio Fund, Inc.

We have audited the accompanying statement of assets and liabilities of SCM Portfolio Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and selected per share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989. These financial statements, per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of SCM Portfolio Fund, Inc., as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1996 and 1995, and the selected per share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991,
1990, and 1989, in conformity with generally accepted accounting principles.

MCMULLAN AND COMPANY
CERTIFIED PUBLIC ACCOUNTANTS

January 9, 1997
Atlanta, Georgia


                               SCM PORTFOLIO FUND INC
                         STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1996


                                   ASSETS

ASSETS
  Investment in securities, at market values
    (identified cost - $420,871)                                  $547,259
  Cash equivalents                                                 402,480
  Cash in custodial account and premium reserve                      3,057
  Dividends and interest receivable                                  4,325
                                                                  ________
                                                                  $957,121
                                                                  ========

                                 LIABILITIES

LIABILITIES
  Accounts payable                                                $  1,519

NET ASSETS (Equivalent to $11.69 per share
  based on 81,743.816 shares outstanding;
  10,000,000 share authorized)                                     955,602
                                                                  ________
                                                                  $957,121
                                                                  ========

Net assets consist of:
  Capital paid in                                                 $827,138
  Unrealized depreciation on investments                           128,143
  Accumulated undistributed net investment income                      321
                                                                  ________
                                                                  $955,602
                                                                  ========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1996



                                                      Number of
                                                      Shares or      Market
                                                      Face Amount    Value
                                                      ___________    _________


CASH EQUIVALENTS (42.4%)
  Fidelity National Bank Money Market Cl. III
  (cost $402,480)                                     $402,480       $402,480
                                                                     ========

SECURITIES (57.6%)
  U.S. Government Obligations (5.3%)
    U.S. Treasury Notes, 6.375%, January 15, 1999       50,000         50,500
                                                                     ________

         Total (cost - $49,981)                                        50,500
                                                                     ________

  Preferred stocks (1.8%)
    General Motors Corp., 9.125%, Series B                 600         16,722
                                                                     ________

         Total (cost - $15,000)                                        16,722
                                                                     ________

Common stocks (50.5%)
  Business Equipment (1.6%)
    Hewlett Packard Company                                300         15,075
  Business Services (.9%)
    Automatic Data Processing                              200          8,574
  Chemical - Basic Material (5.0%)
    PPG Industries                                         400         22,448
    Sigma Aldrich Corp.                                    400         24,972
  Chemical - Specialty Material (.8%)
    Pall Corp.                                             300          7,686
  Consumer Goods - Apparel, Textiles (.6%)
    Hartmarx Corp                                        1,000          5,620
  Consumer Goods -  Drugs (8.3%)
    Abbott Labs                                            400         20,300
    Bristol Myers Squibb Co.                               200         21,800
    Merck & Co.                                            400         31,848
    Amgen, Inc.                                            100          5,437
  Consumer Goods - Foods (6.5%)
    Coca Cola Company                                      200         10,524
    Flowers Industries                                   1,000         21,500
    H. J. Heinz                                            650         23,238
    Sysco Corporation                                      200          6,524
  Consumer Goods - Retail (4.0%)
    Home Depot                                             500         25,060
    Walmart Stores, Inc.                                   400          9,100
    Office Depot                                           200          3,574

                              -CONTINUED-
The accompanying notes are an integral part  of these financial statements.

                               SCM PORTFOLIO FUND INC
                        SCHEDULE OF INVESTMENTS - CONTINUED
                                  DECEMBER 31, 1996



                                                      Number of
                                                      Shares or      Market
                                                      Face Amount    Value
                                                      ___________    _________

SECURITIES - CONTINUED
  Electric & Electrical Mach/Equip/Supply (3.7%)
    General Electric Company                               100          9,887
    Intel Corp.                                            100         13,093
    Motorola, Inc.                                         200         12,250
  Energy - Oil - International (1.2%)
    Pennzoil Co.                                           200         11,300
  Environmental Control Services (1.4%)
    WMX Technologies, Inc.                                 400         13,000
  Financial - Banks (2.5%)
    Synovus Financial Corp.                                750         24,090
  Financial - Insurance (1.1%)
    Torchmark Corp.                                        200         10,100
  Household Products (1.4%)
    Rubbermaid, Inc.                                       600         13,572
  Paper and Allied Products (.9%)
    Minnesota Mining & Manuf. Co.                          100          8,300
  Primary Metals Industries (.7%)
    USX U. S. Steel                                        200          6,274
  Printing, Publishing (.8%)
    Readers Digest                                         200          8,050
  Railroads (.9%)
    Norfolk Southern Corp.                                 100          8,800
  Utilities - Electric (1.3%)
    Southern Company                                       200          4,524
    Teco Energy Co.                                        300          7,236
  Utilities -  Telephone (4.7%)
    Bell Atlantic Corp.                                    200         12,950
    GTE Corp.                                              700         31,759
  Utilities - Gas (1.3%)
    Atlanta Gas Light Co.                                  600         12,672
  Wholesale Trade - Durable Goods (.9%)
    Genuine Parts Company                                  200          8,900
                                                                      ________

         Total (cost - $355,890)                                      480,037
                                                                      ________

         Total securities (cost - $420,871)                          $547,259
                                                                     ========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                               STATEMENT OF OPERATIONS
                                  DECEMBER 31, 1996

INVESTMENT INCOME
  Income
    Interest                                                         $ 24,819
    Dividends                                                          12,309
                                                                     ________
                                                                       37,128
                                                                     ________

  Expenses
    Administrative fees                                                 2,320
    Custodial fees                                                      2,689
    Fidelity bond                                                       1,022
    Legal expenses                                                      2,354
    Taxes and security fees                                               522
    Registration and reports                                              350
    Accounting and auditing                                             4,050
    Miscellaneous fund expenses                                         2,241
                                                                     ________
                                                                       15,548
                                                                     ________

            Net investment income                                      21,580
                                                                     ________



REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on securities transaction                          21,445
  Change in unrealized appreciation of investments for the year        58,081
                                                                     ________

            Net gain on investments                                    79,526
                                                                     ________

            Net increase in net assets resulting from operations     $101,106
                                                                     ========

The accompanying notes are an integral part of these financial statements



                               SCM PORTFOLIO FUND INC
                         STATEMENT OF CHANGES IN NET ASSETS
                        YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                            1996        1995
                                                         ________     ________
OPERATIONS
  Net investment income                                  $ 21,580     $ 25,891
  Net realized gain on security transactions               21,445        3,333
  Change in unrealized appreciation                        58,081       82,899
                                                         ________     ________

       Increase in net assets resulting
          from operations                                 101,106      112,123
                                                         ________     ________

CAPITAL SHARE TRANSACTIONS
  Proceeds from issuance of shares                          3,000      148,000
  Reinvestment of dividends                                21,545       25,806
  Reinvestment of gain distribution                        21,445        3,333
  Cost of shares redeemed                                 (71,452)    (149,804)
                                                         ________     ________

        (Decrease) increase in net assets from capital
            share transactions                            (25,462)      27,335
                                                         ________     ________

DIVIDEND PAID
  From net investment income                              (21,545)     (25,806)

  From realized capital gains                             (21,445)      (3,333)

                                                         ________     ________

        Decrease in net assets from dividends paid        (42,990)     (29,139)

                                                         ________     ________

            TOTAL INCREASE IN NET ASSETS                   32,654      110,319


Balance at beginning of period                            922,948      812,629

                                                         ________     ________

Balance at end of period (including undistributed
  net investment income of $321 and $287,                $955,602     $922,948
   respectively)
                                                         ========     ========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                             NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31, 1996

_NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES_

The SCM Portfolio Fund, Inc. (the Fund) is a diversified, open-end, fully managed investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its Financial statements.

_Security Valuation_

Investments in securities are stated at market values based on the latest quoted market prices.

_Cash Equivalents_

Cash equivalents represent temporary investments in bank money market account, and are stated at cost which approximates market value.

_Federal Income Taxes_

No provision for federal income taxes is considered necessary since the Fund intends to distribute substantially all of its taxable net income, including any realized net gains on investment, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.

_Other_

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

_NOTE 2 - PURCHASES AND SALES OF SECURITIES_

Purchases and sales of securities other than United States government obligations and cash equivalents aggregated $56,387 and $66,379, respectively. During 1996, no United States government obligations were purchased; $49,807 were redeemed. Purchases exceeded sales (maturities) of cash equivalents by $34,232 for the year. For federal income tax purposes, the identified cost of investments owned (securities and cash equivalents) as of December 31, 1996, was $823,351.

                               SCM PORTFOLIO FUND INC
                        NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                   DECEMBER 31, 1996

_NOTE 3 - CAPITAL STOCK_

Transactions in capital stock for the year ended December 31, 1996, were as follows:

                                                      Shares      Amount
Shares Sold                                              261.752  $  3,000
Shares issued in reinvestment of:

  Dividends                                            1,857.217    21,545
  Capital gains distributions                          1,817.333    21,445
                                                      __________  ________
                                                       3,936.302    45,990

Shares acquired                                       (6,343.008) ( 71,452)
                                                      __________  ________

Net decrease                                          (2,406.706) $(25,462)
                                                      ==========  ========


_NOTE 4 - INVESTMENT ADVISORY FEES AND ADMINISTRATIVE COSTS_

The Company is party to an Investment Advisory Contract that provides for fees to be computed at an annual rate of 0.74 percent of the Company's average daily net assets. The Company's president is also president of the investment adviser. The agreement provides for an expense reimbursement from the investment adviser to the extent that the Company's total expenses exceed 2 percent of the Company's daily net assets. For the year ended December 31, 1996, no fees were paid. The adviser waived the balance of its fees.

The Company is also party to an Administrative Services Contract with the same adviser. This contract provides for fees to be computed at an annual rate of
0.25 percent of the Company's average daily net assets. Fees under this contract have been recognized for 1996 at $2,320.

                                SUPPLEMENTARY INFORMATION

                               SCM PORTFOLIO FUND INC

                              SUPPLEMENTARY INFORMATION
                          SELECTED PER SHARE DATA AND RATIOS

THE YEARS ENDED DECEMBER 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, AND 1989

                                       Year Ended December 31
                                _____________________________________

                            1996         1995         1994

_Selected Per-Share Data_

Net asset values, beginning $    10.97   $      9.95  $     10.41
of year                     __________   ___________  ___________

Income from investment
  Operations:
    Net investment income          .28           .32          .31
    Net realized and unrealized
      gain (loss) on investments   .98          1.08         (.39)
                                ________  ___________  ___________

    Total from investment
       operations                 1.26          1.40         (.08)
                                ________  ___________  ___________

Less Distributions:
  From net investment income      (.27)        (.34)         (.29)
  From net realized gain          (.27)        (.04)         (.09)
                              __________  ___________  ___________
     Total distributions          (.54)        (.38)        (.38)
                              __________  ___________  ___________

Net asset value, end of       $   11.69   $    10.97  $      9.95
      the year                ==========  ===========  ===========

_Total Return_                    11.53%       14.11%        (.76)%

_Ratios and Supplemental Data_

Net assets, end of year       $  955,602   $  922,948  $  812,629

Ratio of expenses to
  average net asset                 1.68%       1.47%        1.59%

Ratio of net investment income
  to average net assets             4.01%       4.52%        4.59%

Portfolio turnover rate            11.43%      14.84%       27.17%



                                 Year Ended December 31
                          _____________________________________

                                1993      1992     1991     1990     1989

_Selected Per-Share Data_

Net asset values, beginning     $  10.26  $ 10.49  $  9.98  $  9.96  $ 10.00
of year                         ________  _______  _______  _______  _______

Income from investment
  Operations:
    Net investment income            .31      .31      .44      .59      .75
    Net realized and unrealized
      gain (loss) on investments     .35     (.08)     .52     (.13)    (.06)
                                ________  _______  _______  _______  _______

    Total from investment            .66      .23      .96      .46      .69
       operations               ________  _______  _______  _______  _______

Less Distributions:
  From net investment income        (.29)    (.30)    (.44)    (.44)    (.73)
  From net realized gain            (.22)    (.16)    (.01)     .00      .00
                              __________  ________  _______  _______  _______
     Total distributions            (.51)    (.46)    (.45)    (.44)    (.73)
                              __________  ________  _______  _______  _______

Net asset value, end of       $    10.41  $  10.26  $ 10.49  $  9.98  $ 9.96
      the year                ==========  ========  =======  =======  =======

_Total Return_                      6.57%     2.25%    9.78%    4.57%   6.69%

_Ratios and Supplemental Data_

Net assets, end of year       $  731,106 $ 655,028 $706,098  $693,383 $358,406
Ratio of expenses to
  average net asset                 1.58%     1.83%    1.39%    1.70%   1.40%

Ratio of net investment income
  to average net assets             4.36%     2.91%    4.22%    5.75%   7.20%

Portfolio turnover rate            21.00%    28.00%   35.00%   45.00%   0.00%


                               McMullan and Company
                           Certified Public Accountants

                   AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE


Board of Directors
SCM Portfolio Fund, Inc.


In planning and performing our audit of the financial statements of SCM Portfolio Fund, Inc., for the year ended December 31, 1996, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of SCM Portfolio fund, Inc., is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1996.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.


                                McMullan and Company
                                CERTIFIED PUBLIC ACCOUNTANTS


January 9, 1997
Atlanta, Georgia